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                                                                    Exhibit 99.1

HEXCEL CORPORATION AND SUBSIDIARIES
PRO FORMA 1998 BUSINESS SEGMENT DATA

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
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                                                                          UNAUDITED
                                       --------------------------------------------------------------------------------
                                        REINFORCEMENT      COMPOSITE     ENGINEERED     CORPORATE
(IN MILLIONS)                             PRODUCTS         MATERIALS      PRODUCTS      & OTHER(1)         TOTAL
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
PRO FORMA FIRST QUARTER 1998
  Net sales to external customers         $  103.4          $  164.1     $     49.7     $       -        $   317.2
  Intersegment sales                          35.1               3.0              -             -             38.1
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    Total sales                              138.5             167.1           49.7             -            355.3

  Adjusted EBIT(2)                            22.4              26.1            2.9          (9.0)            42.4
  Depreciation and amortization                9.4               4.2            0.8           0.7             15.1
  Capital expenditures                         4.8               6.5            0.9           0.3             12.5
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PRO FORMA SECOND QUARTER 1998
  Net sales to external customers             97.6             170.6           56.6             -            324.8
  Intersegment sales                          35.1               3.2              -             -             38.3
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    Total sales                              132.7             173.8           56.6             -            363.1

  Adjusted EBIT                               22.0              23.1            5.5          (6.2)            44.4
  Depreciation and amortization                8.8               4.3            0.9           0.8             14.8
  Capital expenditures                         5.8               8.8            2.0           1.0             17.6
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PRO FORMA THIRD QUARTER 1998
  Net sales to external customers             82.2             157.3           49.8             -            289.3
  Intersegment sales                          30.5               3.1              -             -             33.6
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    Total sales                              112.7             160.4           49.8             -            322.9

  Adjusted EBIT                               15.8              18.7            3.6          (7.2)            30.9
  Depreciation and amortization                8.5               4.5            0.9           0.8             14.7
  Capital expenditures                         4.2               8.0            1.7           1.2             15.1
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PRO FORMA FOURTH QUARTER 1998
  Net sales to external customers             87.4             161.5           54.6             -            303.5
  Intersegment sales                          29.6               2.5              -             -             32.1
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    Total sales                              117.0             164.0           54.6             -            335.6

  Adjusted EBIT                               14.7              19.2            4.1          (8.5)            29.5
  Depreciation and amortization               10.6               4.1            1.1           0.8             16.6
  Capital expenditures                         9.9               9.9            4.7           0.4             24.9
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PRO FORMA YEAR-TO-DATE 1998
  Net sales to external customers            370.6             653.5          210.7             -          1,234.8
  Intersegment sales                         130.3              11.8              -             -            142.1
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    Total sales                              500.9             665.3          210.7             -          1,376.9

  Adjusted EBIT                               74.9              87.1           16.1         (30.9)           147.2
  Depreciation and amortization               37.3              17.1            3.7           3.1             61.2
  Capital expenditures                    $   24.7          $   33.2     $      9.3     $     2.9        $    70.1
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(1) The company does not allocate corporate expenses to its business segments.

(2) Consists of earnings before interest, taxes, equity in earnings of affiliated companies and business acquisition and consolidation expenses.

                                       3